Exhibit 99.1

Union Pacific Corporation Announces
Results to Date of Exchange Offers and

Increase in Size of Exchange Offers Limit

For Immediate Release

Omaha, Neb. – November 4, 2019  – Union Pacific Corporation (NYSE:UNP; and “Union Pacific” or the “Corporation”) today announced (a) the early results of its private offers to exchange certain of its outstanding notes and debentures referenced in the table below for a combination of new notes due 2060 (the “New Notes”) and cash (the “Exchange Offers”) and (b) an amendment to the Exchange Offers to increase the Exchange Offers Limit (as defined below) from $1,500,000,000 to $1,790,000,000.  The outstanding notes and debentures to be exchanged pursuant to the Exchange Offers are collectively referred to as the “Existing Notes.”

On October 21, 2019, Union Pacific commenced eighteen separate Exchange Offers to eligible holders in an amount that requires no more than $1,500,000,000 of New Notes to be issued pursuant to the Exchange Offers (the “Exchange Offers Limit”), subject to the applicable priorities and limitations as set forth in Union Pacific’s offering memorandum dated October 21, 2019 (the “Offering Memorandum”) and related letter of transmittal.

The approximate principal amount of the Existing Notes validly tendered for exchange and not validly withdrawn, as of 5:00 p.m., New York City time, on November 1, 2019 (the “Early Exchange Date”), based on information provided by the exchange agent to Union Pacific, is $3,417,693,000, as described in greater detail in the table below.  The amount of outstanding Existing Notes validly tendered and not validly withdrawn as of the Early Exchange Date exceeded the minimum condition that Union Pacific receive valid tenders of Existing Notes, not validly withdrawn, that require the issuance of at least $500 million aggregate principal amount of New Notes in accordance with the terms of the Exchange Offers.

The table below shows the principal amount of each series of Existing Notes that has been tendered and not validly withdrawn pursuant to the Exchange Offers as of the Early Exchange Date.

CUSIP Number	Title of Series	Approximate Aggregate Principal Amount Outstanding (mm)	Acceptance Priority Level	Principal Amount Tendered for Exchange as of Early Exchange Date
907818DE5 907818DF2	5.780% Notes due 2040	$85	1	$636,000
907818CU0	6.250% Debentures due 2034	$179	2	$19,004,000
907818CX4	6.150% Debentures due 2037	$110	3	$9,815,000
907818DS4 907818DT2	4.821% Notes due 2044	$327	4	$127,846,000
907818CS5	5.375% Debentures due 2033	$185	5	$35,059,000
907818DJ4	4.750% Notes due 2041	$325	6	$87,179,000
907818DX3	4.850% Notes due 2044	$146	7	$61,574,000

CUSIP Number	Title of Series	Approximate Aggregate Principal Amount Outstanding (mm)	Acceptance Priority Level	Principal Amount Tendered for Exchange as of Early Exchange Date
907818EX2	4.800% Notes due 2058	$500	8	$423,430,000
907818DU9	4.750% Notes due 2043	$296	9	$106,182,000
907818EW4	4.500% Notes due 2048	$1,500	10	$966,081,000
907818EV6	4.375% Notes due 2038	$750	11	$461,576,000
907818DL9	4.300% Notes due 2042	$300	12	$73,776,000
907818DP0	4.250% Notes due 2043	$325	13	$115,216,000
907818FC7	4.300% Notes due 2049	$1,000	14	$408,311,000
907818DZ8	4.150% Notes due 2045	$350	15	$90,338,000
907818EJ3	4.050% Notes due 2046	$600	16	$234,261,000
907818EF1	4.050% Notes due 2045	$500	17	$155,790,000
907818EN4	4.000% Notes due 2047	$500	18	$41,619,000

The Corporation announced that, in accordance with its rights as set forth in the Offering Memorandum and the related letter of transmittal, it has amended the size of the Exchange Offers by increasing the Exchange Offers Limit from $1,500,000,000 to $1,790,000,000.

The Exchange Offers will expire at 11:59 p.m., New York City time, on November 18, 2019, unless extended or earlier terminated by Union Pacific.  In accordance with the terms of the Exchange Offers, tendered Existing Notes may no longer be withdrawn, except in certain limited circumstances where additional withdrawal rights are required by law.

The Exchange Offers are being conducted upon the terms and subject to the conditions set forth in the Offering Memorandum and the related letter of transmittal.  The Exchange Offers are only made, and copies of the offering documents will only be made available, to a holder of the Existing Notes who has certified its status as (1) a “qualified institutional buyer” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or (2) a person who is not a “U.S. person” as defined under Regulation S under the Securities Act.

The New Notes have not been registered under the Securities Act or any state securities laws.  Therefore, the New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

This press release is not an offer to sell or a solicitation of an offer to buy any security.  The Exchange Offers are being made solely by the Offering Memorandum and the related letter of transmittal and only to such persons and in such jurisdictions as is permitted under applicable law.

Documents relating to the Exchange Offers will only be distributed to holders of Existing Notes that complete and return a letter of eligibility confirming that they are eligible investors for the Exchange Offers.  Holders of Existing Notes that desire to review the eligibility letter may visit the website for this purpose at http://www.dfking.com/unp or contact D.F. King & Co., Inc., the information agent for the Exchange Offers, at (212) 269‑5550 or (888) 541-9895 or by email at unp@dfking.com.

Forward-looking Statements

This press release and related materials (including information in oral statements or other written statements made or to be made by us), contain statements about the Corporation’s future that are not statements of historical fact.  These statements are, or will be, forward‑looking statements as defined by the Securities Act of 1933 and the Securities Exchange Act of 1934. Forward‑looking statements also generally include, without limitation, information or statements regarding: projections, predictions, expectations, estimates or forecasts as to the Corporation’s and its subsidiaries’ business, financial, and operational results, and future economic performance; and management’s beliefs, expectations, goals and objectives and other similar expressions concerning matters that are not historical facts.

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times that, or by which, such performance or results will be achieved.  Forward-looking information, including expectations regarding operational and financial improvements and the Corporation’s future performance or results are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements.  Important factors, including risk factors, could affect the Corporation’s and its subsidiaries’ future results and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements.  Information regarding risk factors and other cautionary information are available in the Corporation’s Annual Report on Form 10-K for 2018, which was filed with the Securities and Exchange Commission (“SEC”) on February 8, 2019.  The Corporation updates information regarding risk factors if circumstances require such updates on Form 10-Q and its subsequent Annual Reports on Form 10-K (or such other reports that may be filed with the SEC).

Forward‑looking statements speak only as of, and are based only upon information available on, the date the statements were made. The Corporation assumes no obligation to update forward‑looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward‑looking information. If the Corporation does update one or more forward‑looking statements, no inference should be drawn that the Corporation will make additional updates with respect thereto or with respect to other forward‑looking statements.  References to our website are provided for convenience and, therefore, information on or available through the website is not, and should not be deemed to be, incorporated by reference herein.

ABOUT UNION PACIFIC

Union Pacific Railroad Company is the principal operating company of Union Pacific Corporation (NYSE: UNP). One of America's most recognized companies, Union Pacific Railroad Company connects 23 states in the western two-thirds of the country by rail, providing a critical link in the global supply chain. The railroad's diversified business mix is classified into its Agricultural Products, Energy, Industrial and Premium business groups. Union Pacific serves many of the fastest-growing U.S. population centers, operates from all major West Coast and Gulf Coast ports to eastern gateways, connects with Canada's rail systems and is the only railroad serving all six major Mexico gateways. Union Pacific provides value to its roughly 10,000 customers by delivering products in a safe, reliable, fuel-efficient and environmentally responsible manner.

Investor contact is Corrie Shumaker, (402) 544-4939.  Media contact is Raquel Espinoza, (402) 544-5034.